UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08243

The Direxion Funds

(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York , NY 10019

(Address of principal executive offices) (Zip code)

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York , NY 10019

(Address of agent for service)

646-572-3390

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2013

Date of reporting period: October 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

ANNUAL REPORT OCTOBER 31, 2013

1301 Avenue of the Americas (6th Ave.), 35th Floor New York, New York 10019 (800) 851-0511 www.direxionfunds.com

Direxion Indexed Commodity Strategy Fund (Consolidated)

(formerly Commodity Trends Strategy Fund)

Direxion/Wilshire Dynamic Fund

Direxion Indexed Managed Futures Strategy Fund (Consolidated)

Direxion Long/Short Global Currency Fund

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LETTER TO SHAREHOLDERS

Dear Shareholders,

This Annual Report for the Direxion Funds covers the period from November 1, 2012 to October 31, 2013, (the “Annual Period”).

Market Review:

The domestic equity markets enjoyed strong gains during the Annual Period, with the S&P 500 Index appreciating 27%. While the markets moved in a rather sideways fashion in November and December, they started their upward journey with the turn of the New Year. Experiencing strong performance into February, the markets saw a slight drop at the end of the month relating to the uncertainly over the Federal Reserve’s future tapering of Quantitative Easing. Subsequent comments from Federal Reserve Chairman Ben Bernanke allayed any short-term investor doubt regarding continued Quantitative Easing, spurring a record high in May. Not surprisingly, the continued theme of potential Quantitative Easing tapering drove a larger market correction in June. With the strong corporate earnings and economic data fueling optimism, as well as an improving jobs market, the S&P 500 moved higher into the late summer months. The S&P 500 experienced bouts of weakness along the way, but it ultimately attained new record levels in mid-September. The end of the Annual Period was characterized by U.S. debt-limit concerns and a U.S. government shutdown, with lawmakers deadlocked over an extension that would have avoided a U.S. default on obligations. A mid-October deal put government workers back to their jobs, lifting the debt limit and driving strong market performance into the end of the Annual Period.

The Federal Reserve and the anticipation of its action was the dominant theme in fixed income markets over the Annual Period. Domestic fixed income markets increasingly priced in the notion of the Federal Reserve’s deceleration of asset purchases, leading to the rise of the 10-Year Treasury yield to a high of 3% in September. During the Annual Period, fixed income markets saw a boost in demand for treasuries due to the taper failing to materialize, geopolitical risk in Syria and the risk of the U.S. government shutting down. High yield corporate bonds produced strong returns throughout the Annual Period, producing a total return of 7.33% (as measured by the iShares iBoxx HY Index) due to high credit sensitivity and lower interest rate sensitivity having resulted in this environment. Recent jobs reports and GDP figures highlighted the fact the U.S. economic activities expanded at a faster-than-forecasted pace, further weakening the case for the Federal Reserve to maintain stimulus.

Fund Performance Review:

The Direxion Indexed Managed Futures Strategy Fund (the “Managed Futures Fund”) seeks to match, after expenses, the return of the Auspice Managed Futures Index, a long/short managed futures index. The Auspice Managed Futures Index aims to capture upward and downward trends in the commodity and financial markets while attempting to carefully manage risk. The Auspice Managed Futures Index uses a quantitative methodology to track either long or short positions in a diversified portfolio of twenty-one exchange traded futures, which track the energy, metal, agricultural, interest rate, and currency sectors. It attempts to incorporate dynamic risk management and contract rolling methods to take advantage of price anomalies across different tenors and maturities (expiration dates) of futures contracts. During the Annual Period, the Auspice Managed Futures Index returned -0.14%, while the Managed Futures Fund’s Class A returned -1.71%.

The Managed Futures Fund was flat for the majority of the Annual Period, but finished down slightly after being up almost 6% in June. The Managed Futures Fund rose sharply in the middle of April, mostly due to the drop in Copper, Gold and Silver. The corresponding short metal positions bolstered the Managed Futures Fund, adding over 7% of positive performance through the summer; with the COMEX Copper, Gold and Silver prices falling 9.39%, 23.56% and 30.32%, respectively from April through the end of June. June saw positive returns from almost all sector positions, as the Index gained 3.09%, before reverting as the Annual Period drew to a close. Ultimately, the Managed Futures Fund’s energy sector positions dragged performance of the fund as the Annual Period came to an end, with 25% of its net exposure tied up in Crude, Heating Oil, Natural Gas and RBOB Gasoline. The Managed Futures Fund spent the majority of the Annual Period net short in overall exposure.

The Direxion Indexed Commodity Strategy Fund (the “Commodity Fund”) seeks to match, after expenses, the return of the Auspice Broad Commodity Index, a long/flat commodities index. A long/flat approach allows the Commodity Fund to attempt to take advantage of higher commodity prices, and at the same time shift into a cash position of an individual commodity that shows a downward trend in price. The Auspice Broad Commodity Index attempts to capture upward trends in the commodity markets while minimizing risk during down trends. The Auspice Broad Commodity Index uses a quantitative methodology to track either long or flat positions in a diversified portfolio of twelve commodity futures which cover the energy, metal, and agricultural sectors. It attempts to incorporate dynamic risk management and contract rolling methods. During the Annual Period, the Auspice Broad Commodity Index returned -5.41%, while the Commodity Fund’s Class A returned -6.69%.

4	DIREXION ANNUAL REPORT

The Direxion Indexed Commodity Strategy Fund saw periods of slight declines during the Annual Period, as the long-flat strategy helped keep the Fund afloat in a challenging environment for commodities. The Commodity Fund spent the early portion of the Annual Period with an exposure level of 24%, with long positions in both Cotton and RBOB Gasoline. Moving into early 2013, the Commodity Fund added long exposure to Natural Gas and Soybeans, while Gasoline went flat. The Soybeans position helped buoy the Commodity Fund throughout the first quarter of 2013, as the Fund gained 0.65%. The addition of a long Crude Oil position in July resulted in an overall increase in allocation to the energy sector of 20%, and an overall exposure increase to 44%. By the end of the Annual Period, the net exposure in the Commodity Fund rose to 80%, with the additions of long exposure to Heating Oil and Sugar. The energy positions saw downside momentum near the end of the Annual Period, but the agricultural positions continued to add positive performance, especially in August.

The Direxion Long/Short Global Currency Fund (the “Currency Fund”) seeks capital appreciation through exposure to a broad universe of 19 developed and emerging markets global currencies. The Currency Fund commenced operations on October 1, 2013. The Currency Fund utilizes a rules-based, multi-factor model (interest rates, stock index performance, open interest and inflation), to profit from currency movement regardless of direction. Individual currency exposure is capped at 25% of total assets for developed markets and 20% of total assets for emerging markets (the Indian Rupee, Indonesian Rupiah, Philippine Peso and Russian Ruble are capped at 5% of total assets). During the period from October 1, 2013 to October 31, 2013, the Morgan Stanley Multi FX Enhanced V10 USD Index returned 0.45%, while the Currency Fund’s Class A returned -0.08%.

Since the launch of the Currency Fund on October 1, the performance was nearly flat. The Currency Fund hit its highest point on October 22, with returns of 1.13%, before falling to flat near the end of the Annual Period. The majority of the downside near the end of October can be attributed to the downward movement in the Euro and the Brazilian Real, as the Currency Fund had a combined 45% gross long exposure to both, down 1.11% and 2.34% respectively, for the month. The Brazilian Real move stemmed from selling pressure against the Real, as multinational companies scrambled for U.S. dollars ahead of year-end profit and dividend remittances. The Euro sell-off resulted from weak manufacturing and inflation data not only in Europe, but also Japan.

The Direxion/Wilshire Dynamic Fund (the “Wilshire Fund”) seeks capital appreciation through the use of built-in tactical strategies to attempt to capitalize on short-term market inefficiencies and is designed for investors seeking to outperform a traditional strategic (long-term only) asset allocation approach. To achieve its investment objective, the Wilshire Fund combines a strategic asset allocation with a “tactical overlay” to position the Wilshire Fund defensively or aggressively, depending upon the outlook of Wilshire Associates Incorporated (the “Sub-Adviser”). Under normal circumstances, the Wilshire Fund is managed by Rafferty Asset Management, LLC (the “Adviser”) pursuant to the Sub-Adviser’s traditional asset allocation model. This model allocates approximately 60% of the Wilshire Fund’s total assets to equity securities and 40% to fixed income securities, with a tactical overlay to increase or decrease the Fund’s risk exposure based on the Sub-Adviser’s outlook for the market. The Sub-Adviser’s tactical model evaluates asset class allocations on a monthly basis. In response to market conditions, the Sub-Adviser may recommend that the Adviser rebalance the Wilshire Fund’s portfolio, use short positions and/or employ leverage in its tactical allocations. For the Annual Period, the Wilshire Fund’s Class A returned 9.07%, as compared to a total net return of 25.77% from the MSCI World Index, -1.08% for the Barclays Capital Aggregate Bond Index and 15.03% for a 60:40 respective composite of the two.

The Wilshire Fund was able to mitigate the downside pressure domestic equities saw in late June. The June monthly rebalance of the Wilshire Fund called for the decrease in its allocation to lower volatility, large-cap exposure following the 2.34% gain in the S&P 500 in May. Throughout June, the Federal Reserve’s indications of future tapering of Quantitative Easing negatively impacted the Wilshire Fund. After seeing a 1.72% decline in June, the Wilshire Fund bounced back nicely, gaining 3.14% in July by decreasing the allocation in U.S. bonds and doubling (to 10%) its allocation to the lagging European market. The Wilshire Fund missed a bit of the small-cap outperformance during this time, but the increased allocation to the European market (18% through the end of the Annual Period) helped drive the fund upwards. The Vanguard FTSE Europe ETF gained 18.31% from July to the end of October (compared to the 10.08% gain in the S&P 500), as the Wilshire Fund finished strong, gaining 6.84% during the end of the Annual Period.

As always, we thank you for using the Direxion Funds and we look forward to our mutual success.

Regards,

Eric Falkeis President	Patrick Rudnick Principal Financial Officer

DIREXION ANNUAL REPORT	5

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month-end, please call toll-free, 1.800.851.0511, or visit www.direxionfunds.com.

An investment in the Funds involves risk, including the possible loss of principal. There is no guarantee the Funds will achieve their objective. The Funds are non-diversified and include risks associated with concentration risk which results from the Funds’ investments in a particular industry or sector and can increase volatility over time. Managed Futures, Commodities and Currencies are subject to significant volatility and entail high degree of risk. For certain Funds the performance of the portfolio is based upon the price movements of a physical commodity which may be subject to greater volatility. Certain Funds invest in foreign securities, which are subject to higher risks than domestic investments. This may be due to greater volatility, increased political, economic, and currency risks, as well as variances in accounting methods the Fund cannot control. The use of derivatives may subject the Funds to market risks that may cause their prices to fluctuate over time and may result in larger losses or smaller gains than investing in other financial instruments. The use of leverage by the Funds may accelerate the velocity of potential losses. Other risks associated with the Funds are detailed in the prospectuses which include Active and Frequent Trading Risk, Adverse Market Conditions Risk, Counterparty Risk, Credit Risk, Currency Exchange Rate Risk, Debt Instrument Risk, Emerging Markets Risk, Equity Securities Risk, Foreign Securities Risk, Interest Rate Risk, Leverage Risk, Market Risk, Other Investment Companies and ETF Risk, Regulatory Risk, Shorting Securities Risk, Subsidiary Investment Risk, Tracking Error Risk and Valuation Time Risk. For a detailed explanation of these risks, please read the prospectus. An investment in any of the Direxion Funds is subject to a number of risks that could affect the value of its shares. It is important that investors closely review and understand these risks before making an investment.

An investor should consider the investment objectives, risks, charges and expenses of the Direxion Funds carefully before investing. The prospectus contains this and other information about the Direxion Funds. To obtain a prospectus, please call the Direxion Funds at 1-800-851-0511 or visit www.direxionfunds.com. The prospectus should be read carefully before investing.

The views in this report were those of the Adviser as of October 31, 2013 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

The total annual fund operating expense ratios of the Direxion Indexed Managed Futures Strategy Fund Class A, Direxion Indexed Commodity Strategy Fund Class A, Direxion/Wilshire Dynamic Fund Class A and Direxion Long/Short Global Currency Fund Class A is 1.45%, 1.26%, 1.32% and 1.24%, respectively, net of any fee, waivers or expense reimbursements.

The total annual fund operating expense ratios include Acquired Fund Fees and Expenses, indirect fees and expenses the Funds incur that are required to be disclosed. Without Acquired Fund Fees and Expenses, total annual operating expense ratios of the Direxion Indexed Managed Futures Strategy Fund Class A, Direxion Indexed Commodity Strategy Fund Class A, Direxion/Wilshire Dynamic Fund Class A and Direxion Long/Short Global Currency Fund Class is 1.45%, 1.26%, 1.16% and 1.24% , respectively.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. The Adviser has contractually agreed to waive expenses of the Funds through September 1, 2015.

The Auspice Managed Futures Index aims to capture upward and downward trends in the commodity and financial markets. The Index will use a quantitative methodology to track either long or short positions in a diversified portfolio of 21 exchange-traded futures which cover the energy, metal, agricultural, interest rate, and currency sectors.

The Auspice Broad Commodity Index aims to capture upward trends in the commodity markets while minimizing risk during downtrends. The index will use a quantitative methodology to track either long or flat positions in a diversified portfolio of 12 commodity futures which cover the energy, metal, and agricultural sectors.

The Morgan Stanley Multi FX Enhanced V10 Index utilizes a multi-factor model to provide direct access to diversified FX investment styles. The index will use a quantitative methodology to track either long or short against the U.S. Dollar, a diversified portfolio of 19 currencies which cover both Developed and Emerging markets.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of December 31, 2012, the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Please note that you cannot invest directly in an index, although you may invest in the underlying securities represented in the index. Index returns are adjusted to reflect the reinvestment of dividends on securities in the index but do not reflect the expenses of the Fund.

Distributed by: Rafferty Capital Markets, LLC

Date of First Use: December 20, 2013

6	DIREXION ANNUAL REPORT

Direxion Indexed Commodity Strategy Fund (Consolidated)

Performance Summary (Unaudited)

Class A

Institutional Class

Class C

These charts illustrate the performance of a hypothetical $10,000 investment made on the inception date of each Fund class, and is not intended to imply any future performance. The returns shown do not reflect the deduction or taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the Auspice Broad Commodity Index, the Fund’s benchmark, does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

An up-front sales charge of 5.50% is associated with the purchase of Class A shares of the Fund. Prior to February 1, 2012, the Class A shares were called Investor Class shares. On February 1, 2012, all Investor Class shares were converted to Class A shares. Those investors whose Investor Class shares were converted to Class A Shares were not charged this sales charge.

The Fund may impose a 1.00% redemption fee on Class A and Institutional Class shares redeemed (through sales or exchanges) within 90 days of the date of purchase. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

The Fund imposes a 1.00% contingent deferred sales charge of the net amount of the redemption of Class C shares if redeemed within 12 months of purchase.

The performance data shown represents past performance and does not guarantee future results.

	Average Annual Total Return[2]
	1 Year	3 Year	5 Year	Since Inception
Class A	(6.69)%	(9.33)%	(10.31)%	(7.65)%
Auspice Broad Commodity Index	(5.41)%	1.84%	5.77%	3.52%

	Average Annual Total Return[2]
	1 Year	3 Year	5 Year	Since Inception
Institutional Class	(6.46)%	(9.10)%	N/A	(8.18)%
Auspice Broad Commodity Index	(5.41)%	1.84%	N/A	6.53%

	Average Annual Total Return[2]
	1 Year	3 Year	5 Year	Since Inception
Class C3	(7.40)%	(9.94)%	N/A	(8.33)%
Auspice Broad Commodity Index	(5.41)%	1.84%	N/A	5.37%

Market Exposure

Investment Type	Percent of Net Assets
Futures Contracts	69.3%

Total Exposure	69.3%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by net assets.

[1]	Commencement of operations.
[2]	As of October 31, 2013.
[3]	These returns do not include the contingent deferred sales charge. Had this sales charge been included the 1 year total return would be (8.32)%.

DIREXION ANNUAL REPORT	7

Direxion/Wilshire Dynamic Fund

Performance Summary (Unaudited)

Class A

Class C

These charts illustrate the performance of a hypothetical $10,000 investment made on the inception date of each Fund class, and is not intended to imply any future performance. The returns shown do not reflect the deduction or taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the MSCI World Index and Barclays Capital Aggregate Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

An up-front sales charge of 5.50% is associated with the purchase of Class A shares of the Fund. Prior to February 1, 2012, the Class A shares were called Investor Class shares. On February 1, 2012, all Investor Class shares were converted to Class A shares. Those investors whose Investor Class shares were converted to Class A Shares were not charged this sales charge.

The Fund may impose a 1.00% redemption fee on Class A shares redeemed (through sales or exchanges) within 90 days of the date of purchase. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

The Fund imposes a 1.00% contingent deferred sales charge of the net amount of the redemption of Class C shares if redeemed within 12 months of purchase.

The performance data shown represents past performance and does not guarantee future results.

	Average Annual Total Return[2]
	1 Year	3 Year	Since Inception
Class A	9.07%	6.17%	14.06%
MSCI World Index	25.77%	11.89%	21.56%
Barclays Capital Aggregate Bond Index	(1.08)%	3.02%	5.18%

	Average Annual Total Return[2]
	1 Year	3 Year	Since Inception
Class C3	8.22%	5.38%	5.43%
MSCI World Index	25.77%	11.89%	10.64%
Barclays Capital Aggregate Bond Index	(1.08)%	3.02%	4.12%

Market Exposure

Investment Type	Percent of Net Assets
Investment Companies	88.6%
Swap Contracts	12.4%

Total Exposure	101.0%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by net assets.

[1]	Commencement of operations.
[2]	As of October 31, 2013.
[3]	These returns do not include the contingent deferred sales charge. Had this sales charge been included the 1 year total return would be 7.14%.

8	DIREXION ANNUAL REPORT

Direxion Indexed Managed Futures Strategy Fund (Consolidated)

Performance Summary (Unaudited)

Class A

Institutional Class

Class C

These charts illustrate the performance of a hypothetical $10,000 investment made on the inception date of each Fund class, and is not intended to imply any future performance. The returns shown do not reflect the deduction or taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the Auspice Managed Futures Index, the Fund’s benchmark, does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

An up-front sales charge of 5.50% is associated with the purchase of Class A shares of the Fund.

The Fund may impose a 1.00% redemption fee on Class A and Institutional Class shares redeemed (through sales or exchanges) within 90 days of the date of purchase. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

The Fund imposes a 1.00% contingent deferred sales charge of the net amount of the redemption of Class C shares if redeemed within 12 months of purchase.

The performance data shown represents past performance and does not guarantee future results.

	Average Annual Total Return[2]
	1 Year	Since Inception
Class A	(1.71)%	(3.93)%
Class A (with sales charge)	(7.12)%	(7.00)%
Auspice Managed Futures Index	(0.14)%	(2.48)%

	Average Annual Total Return[2]
	1 Year	Since Inception
Institutional Class	(1.45)%	(3.73)%
Auspice Managed Futures Index	(0.14)%	(2.48)%

	Average Annual Total Return[2]
	1 Year	Since Inception
Class C3	(2.44)%	(4.66)%
Auspice Managed Futures Index	(0.14)%	(2.48)%

Market Exposure

Investment Type	Percent of Net Assets
Futures Contracts	21.3%

Total Exposure	21.3%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by net assets.

[1]	Commencement of operations.
[2]	As of October 31, 2013.
[3]	This return does not include the contingent deferred sales charge. Had this sales charge been included the 1 year total return would be (3.41)%.

DIREXION ANNUAL REPORT	9

Direxion Long/Short Global Currency Fund

Performance Summary (Unaudited)

Class A

Institutional Class

Class C

These charts illustrate the performance of a hypothetical $10,000 investment made on the inception date of each Fund class, and is not intended to imply any future performance. The returns shown do not reflect the deduction or taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the Morgan Stanley Multi FX Enhanced V10 USD Index, the Fund’s benchmark, does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

An up-front sales charge of 5.50% is associated with the purchase of Class A shares of the Fund.

The Fund may impose a 1.00% redemption fee on Class A and Institutional Class shares redeemed (through sales or exchanges) within 30 days of the date of purchase. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

The Fund imposes a 1.00% contingent deferred sales charge of the net amount of the redemption of Class C shares if redeemed within 12 months of purchase.

The performance data shown represents past performance and does not guarantee future results.

Average Annual Total Return[2]
Since Inception
Class A	(0.08)%
Class A with (with sales charge)	(5.58)%
Morgan Stanley Multi FX Enhanced V10 USD Index	0.45%

Average Annual Total Return[2]
Since Inception
Institutional Class	(0.05)%
Morgan Stanley Multi FX Enhanced V10 USD Index	0.45%

Average Annual Total Return[2]
Since Inception
Class C3	(0.15)%
Morgan Stanley Multi FX Enhanced V10 USD Index	0.45%

Market Exposure

Investment Type	Percent of Net Assets
Currency Contracts	192.8%

Total Exposure	192.8%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives and the absolute U.S. Dollar value of foreign currencies comprising foreign currency contracts) and excludes any short-term investments and cash equivalents divided by net assets.

[1]	Commencement of operations.
[2]	As of October 31, 2013.
[3]	This return does not include the contingent deferred sales charge. Had this sales charge been included the since inception total return would be (1.15)%. Class C.

10	DIREXION ANNUAL REPORT

Expense Example

October 31, 2013 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (May 1, 2013 — October 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You will be charged a sales charge of 5.50% as a percentage of the offering price on your purchases of Class A shares of the Fund. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem Class A or Institutional Class shares of the Fund that have been held for less than 90 days. You may be charged a contingent deferred sales charge of 1.00% of the net amount of the redemption if you redeem Class A shares of the Fund within 24 months of purchase and a contingent deferred sales charge of 1.00% on Class C shares of the Fund within 12 months of purchase. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your count during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, redemption fees, sales charges (loads), returned checks or stop payment orders. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DIREXION ANNUAL REPORT	11

Expense Example Table

October 31, 2013 (Unaudited)

	Expense Ratio[1]	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period[2]
Direxion Indexed Commodity Strategy Fund (Consolidated) Class A
Based on actual fund return	1.26%	$1,000.00	$956.10	$6.21
Based on hypothetical 5% return	1.26%	1,000.00	1,018.85	6.41
Direxion Indexed Commodity Strategy Fund (Consolidated) Institutional Class
Based on actual fund return	1.01%	1,000.00	957.40	4.98
Based on hypothetical 5% return	1.01%	1,000.00	1,020.11	5.14
Direxion Indexed Commodity Strategy Fund (Consolidated) Class C
Based on actual fund return	2.01%	1,000.00	952.70	9.89
Based on hypothetical 5% return	2.01%	1,000.00	1,015,07	10.21
Direxion/Wilshire Dynamic Fund Class A
Based on actual fund return	1.16%	1,000.00	1,016.90	5.90
Based on hypothetical 5% return	1.16%	1,000.00	1,019.36	5.90
Direxion/Wilshire Dynamic Fund Class C
Based on actual fund return	1.91%	1,000.00	1,012.80	9.69
Based on hypothetical 5% return	1.91%	1,000.00	1,015.58	9.70
Direxion Indexed Managed Futures Strategy Fund (Consolidated) Class A
Based on actual fund return	1.45%	1,000.00	961.10	7.17
Based on hypothetical 5% return	1.45%	1,000.00	1,017.90	7.38
Direxion Indexed Managed Futures Strategy Fund (Consolidated) Institutional Class
Based on actual fund return	1.20%	1,000.00	962.20	5.93
Based on hypothetical 5% return	1.20%	1,000.00	1,019.16	6.11
Direxion Indexed Managed Futures Strategy Fund (Consolidated) Class C
Based on actual fund return	2.20%	1,000.00	957.60	10.86
Based on hypothetical 5% return	2.20%	1,000.00	1,014.11	11.17
Direxion Long/Short Global Currency Fund Class A3
Based on actual fund return	1.24%	1,000.00	999.20	1.05
Based on hypothetical 5% return	1.24%	1,000.00	1,003.19	1.05
Direxion Long/Short Global Currency Fund Institutional Class[3]
Based on actual fund return	0.99%	1,000.00	999.50	0.84
Based on hypothetical 5% return	0.99%	1,000.00	1,003.41	0.84
Direxion Long/Short Global Currency Fund Class C3
Based on actual fund return	1.99%	1,000.00	998.50	1.69
Based on hypothetical 5% return	1.99%	1,000.00	1,002.56	1.69

[1]	Annualized.

[2]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/period, then divided by 365.

[3]

Expenses paid are equal to the Fund’s annualized expense ratio, multiplied by the average account value during the period of September 30, 2013 (commencement of operations) to October 31, 2013, multiplied by the numbers of days since commencement of operations, then divided by 365.

Allocation of Portfolio Holdings

October 31, 2013 (Unaudited)

	Cash*	Investment Companies	Futures		Swaps	Forward Currency Contracts	Total
Direxion Indexed Commodity Strategy Fund (Consolidated)	101%	—	(1%)		—	—	100%
Direxion/Wilshire Dynamic Fund	11%	88%	—		1%	—	100%
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	100%	—	0	%**	—	—	100%
Direxion Long/Short Global Currency Fund	101%	—	—		—	(1%)	100%

Allocation of Portfolio Holdings are as of percent of net assets.

*	Cash, cash equivalents and other assets less liabilities.

**	Percentage is less than 0.5%.

12	DIREXION ANNUAL REPORT

Direxion Indexed Commodity Strategy Fund (Consolidated)

Schedule of Investments

October 31, 2013

Value
No reportable investments.

TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	64,310,657

TOTAL NET ASSETS - 100.0%	$64,310,657

Percentages	are stated as a percent of net assets.
(a)	$2,609,555 of cash is pledged as collateral for open futures contracts.

Long Futures Contracts

October 31, 2013

Contracts		Unrealized Appreciation/ (Depreciation)
71	Gasoline RBOB Futures Expiring December 2013 (Underlying Face Amount at Market Value $7,714,434)	$(315,216)
85	NY Harbor ULSD Futures Expiring June 2014 (Underlying Face Amount at Market Value $10,440,465)	(165,975)
101	Soybean Futures Expiring May 2014 (Underlying Face Amount at Market Value $6,255,688)	(3,104)
572	Sugar No. 11 Futures Expiring July 2014 (Underlying Face Amount at Market Value $11,563,552)	(177,089)
82	WTI Crude Oil Futures Expiring September 2014 (Underlying Face Amount at Market Value $7,653,880)	(262,537)

		$(923,921)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	13

Direxion/Wilshire Dynamic Fund

Schedule of Investments

October 31, 2013

Shares		Value
INVESTMENT COMPANIES - 88.6%
1	iShares MSCI All Country World Minimum Volatility ETF	$64
13,344	iShares MSCI EAFE ETF	879,103
10,068	iShares MSCI Emerging Markets Index Fund	427,487
72,537	iShares MSCI Japan Index Fund	863,190
5,891	iShares MSCI Pacific ex-Japan Index Fund	292,901
51,017	iShares MSCI United Kingdom Index Fund	1,038,196
16,373	iShares Russell 1000 Value Index Fund	1,473,243
2,274	iShares Russell 2000 Growth Index Fund	290,981
3,088	iShares Russell 2000 Value Index Fund	292,063
8,784	iShares S&P GSCI Commodity Indexed Trust(b)	280,297
5,359	iShares Core Total U.S. Bond Market ETF	578,397
9,490	PIMCO 0-5 Year High Yield Corporate Bond Index ETF	1,006,604
25,969	PowerShares Emerging Markets Sovereign Debt Portfolio	724,795
58,045	PowerShares Senior Loan Portfolio	1,441,257
24,514	SPDR Barclays International Treasury Bond ETF	1,446,081
26,007	Vanguard FTSE Europe ETF	1,476,677
5,009	Vanguard Global ex-U.S. Real Estate ETF	289,771

	TOTAL INVESTMENT COMPANIES (Cost $11,445,715)	$12,801,107

	TOTAL INVESTMENTS (Cost $11,445,715) - 88.6%	$12,801,107
	Other Assets in Excess of Liabilities - 11.4%(a)	1,652,160

	TOTAL NET ASSETS - 100.0%	$14,453,267

Percentages are stated as a percent of net assets.

(a)	$200,000 of cash is pledged as collateral for swap contracts.
(b)	Non-income producing security.

Long Equity Swap Contracts

October 31, 2013

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse Capital, LLC	iShares Russell 1000 Growth Index Fund	21,828	$1,655,342	(0.48)%	4/14/2014	$133,369

The accompanying notes are an integral part of these financial statements.

14	DIREXION ANNUAL REPORT

Direxion Indexed Managed Futures Strategy Fund (Consolidated)

Schedule of Investments

October 31, 2013

Value
No reportable investments.

TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	118,398,581

TOTAL NET ASSETS - 100.0%	$118,398,581

Percentages are stated as a percent of net assets.

(a)	$7,908,329 of cash is pledged as collateral for open futures contracts.

Long Futures Contracts

October 31, 2013

Contracts		Unrealized Appreciation/ (Depreciation)
70	Australian Dollar Futures Expiring December 2013 (Underlying Face Amount at Market Value $6,601,700)	$(108,762)
90	British Pound Futures Expiring December 2013 (Underlying Face Amount at Market Value $9,027,000)	125,631
54	Euro FX Futures Expiring December 2013 (Underlying Face Amount at Market Value $9,174,600)	220,648
121	Gasoline RBOB Futures Expiring December 2013 (Underlying Face Amount at Market Value $13,147,134)	(538,116)
145	NY Harbor ULSD Futures Expiring June 2014 (Underlying Face Amount at Market Value $17,810,205)	(285,787)
175	Soybean Futures Expiring May 2014 (Underlying Face Amount at Market Value $10,839,063)	(5,869)
984	Sugar No. 11 Futures Expiring July 2014 (Underlying Face Amount at Market Value $19,892,544)	(302,551)
197	U.S. 5 Year T-Note Futures Expiring December 2013 (Underlying Face Amount at Market Value $23,972,438)	657
147	WTI Crude Oil Futures Expiring September 2014 (Underlying Face Amount at Market Value $13,720,980)	(474,461)

		$(1,368,610)

Short Futures Contracts

October 31, 2013

Contracts		Unrealized Appreciation/ (Depreciation)
72	Canadian Dollar Futures Expiring December 2013 (Underlying Face Amount at Market Value $6,901,200)	$27,230
71	Copper Futures Expiring December 2013 (Underlying Face Amount at Market Value $5,858,388)	70,359
368	Corn Futures Expiring July 2014 (Underlying Face Amount at Market Value $8,358,200)	798,645
465	Cotton No. 2 Futures Expiring December 2013 (Underlying Face Amount at Market Value $17,944,350)	435,456
68	Gold Futures Expiring December 2013 (Underlying Face Amount at Market Value $9,001,160)	(153,085)
27	Japanese Yen Futures Expiring December 2013 (Underlying Face Amount at Market Value $3,433,050)	(42,964)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	15

Direxion Indexed Managed Futures Strategy Fund (Consolidated)

Short Futures Contracts

October 31, 2013

Contracts		Unrealized Appreciation/ (Depreciation)
245	Natural Gas Futures Expiring January 2014 (Underlying Face Amount at Market Value $8,974,350)	$389,691
56	Silver Futures Expiring December 2013 (Underlying Face Amount at Market Value $6,122,760)	364,785
64	U.S. 10 Year T-Note Futures Expiring December 2013 (Underlying Face Amount at Market Value $8,151,000)	(250,351)
108	U.S. Dollar Index Futures Expiring December 2013 (Underlying Face Amount at Market Value $8,668,404)	21,061
35	U.S. Long T-Bond Futures Expiring December 2013 (Underlying Face Amount at Market Value $4,718,438)	(185,826)
319	Wheat Futures Expiring March 2014 (Underlying Face Amount at Market Value $10,838,025)	(262,134)

		$1,212,867

The accompanying notes are an integral part of these financial statements.

16	DIREXION ANNUAL REPORT

Direxion Long/Short Global Currency Fund

Schedule of Investments

October 31, 2013

Value

No reportable investments.

TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%	9,947,480

TOTAL NET ASSETS - 100.0%	$9,947,480

Percentages are stated as a percent of net assets.

Schedule of Forward Currency Exchange Contracts

October 31, 2013

Settlement Date	Currency to be Delivered		U.S. $ Value at October 31, 2013	Currency to be Received		U.S. $ Value at October 31, 2013	Unrealized Appreciation/ (Depreciation)
11/15/2013	648,608	U.S. Dollars	$648,608	674,312	Australian Dollars	$636,676	$(11,932)
11/18/2013	2,011,060	U.S. Dollars	2,011,060	4,370,290	Brazil Real	1,942,280	(68,780)
11/18/2013	153,762	Brazil Real	68,336	70,000	U.S. Dollars	70,000	1,664
11/15/2013	117,000	U.S. Dollars	117,000	72,370	British Pound	116,025	(975)
11/15/2013	1,557,475	British Pound	2,496,974	2,513,825	U.S. Dollars	2,513,825	16,851
11/14/2013	1,170,510	U.S. Dollars	1,170,510	1,204,556	Canadian Dollars	1,154,860	(15,650)
11/15/2013	96,422	Euro	130,922	133,000	U.S. Dollars	133,000	2,078
11/15/2013	2,513,825	U.S. Dollars	2,513,825	1,839,510	Euro	2,497,690	(16,135)
11/15/2013	129,684,044	Hungarian Forint	595,053	600,507	U.S. Dollars	600,507	5,454
11/18/2013	125,254	U.S. Dollars	125,254	7,763,037	Indian Rupee	125,787	533
11/15/2013	1,381,748,426	Indonesian Rupiah	123,329	125,254	U.S. Dollars	125,254	1,925
11/15/2013	199,229,799	Japanese Yen	2,026,280	2,037,680	U.S. Dollars	2,037,680	11,400
11/15/2013	7,711,376	Mexican Peso	590,286	601,783	U.S. Dollars	601,783	11,497
11/15/2013	1,406,907	New Zealand Dollar	1,160,923	1,194,021	U.S. Dollars	1,194,021	33,098
11/15/2013	1,213,989	U.S. Dollars	1,213,989	7,206,924	Norwegian Krone	1,209,950	(4,039)
11/15/2013	5,381,640	Philippine Peso	124,592	125,254	U.S. Dollars	125,254	662
11/14/2013	125,688	U.S. Dollars	125,688	4,049,786	Russian Ruble	125,971	283
11/15/2013	789,818	U.S. Dollars	789,818	5,055,964	Swedish Krona	779,940	(9,878)
11/15/2013	655,789	Swiss Francs	722,814	726,244	U.S. Dollars	726,244	3,430
11/15/2013	28,278	U.S. Dollars	28,278	30,147,449	South Korean Won	28,388	110
11/15/2013	1,930,583	U.S. Dollars	1,930,584	18,957,734	South African Rand	1,884,339	(46,245)
11/14/2013	1,286,405	U.S. Dollars	1,286,405	2,535,087	Turkish Lira	1,266,781	(19,624)

			$20,000,528			$19,896,255	$(104,273)

Morgan Stanley is the counterparty for all open forward currency exchange contracts held by the Fund as of October 31, 2013.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	17

Statements of Assets and Liabilities

October 31, 2013

	Direxion Indexed Commodity Strategy Fund (Consolidated)	Direxion/Wilshire Dynamic Fund	Direxion Indexed Managed Futures Strategy Fund (Consolidated)	Direxion Long/Short Global Currency Fund
Assets:
Investments, at fair value (Note 2)	$—	$12,801,107	$—	$—
Cash	62,443,449	1,327,637	109,728,863	10,055,482
Receivables:
Fund shares sold	384,474	25	1,053,327	—
Deposit at broker for futures	2,609,555	—	7,908,329	—
Deposits at broker for swaps	—	200,000	—	—
Due from Adviser	—	3,173	—	120
Unrealized appreciation on swaps	—	133,369	—	—
Receivable for forward currency exchange contracts	—	—	—	88,985
Variation margin	—	—	371,567	—
Dividends and interest	—	3,843	—	—

Total Assets	65,437,478	14,469,154	119,062,086	10,144,587

Liabilities:
Payables:
Fund shares redeemed	142,599	—	21,773	—
Payable for forward currency exchange contracts	—	—	—	193,258
Due to broker for futures	662,510	—	510,680	—
Variation margin	257,995	—	—	—
Accrued investment advisory fees	46,846	9,189	97,183	3,681
Accrued operating services fees	8,818	1,960	25,574	155
Accrued distribution expenses	8,053	4,738	8,295	13

Total Liabilities	1,126,821	15,887	663,505	197,107

Net Assets	$64,310,657	$14,453,267	$118,398,581	$9,947,480

Net Assets Consist of:
Capital stock	$66,341,887	$12,411,420	$120,967,743	$10,055,000
Undistributed (accumulated) net investment income (loss)	(1,107,309)	185,637	(1,025,316)	(3,247)
Undistributed (accumulated) net realized gain (loss)	—	367,449	(1,388,103)	—
Net unrealized appreciation (depreciation) on:
Investments	—	1,355,392	—	—
Forward currency exchange contracts	—	—	—	(104,273)
Futures	(923,921)	—	(155,743)	—
Swaps	—	133,369	—	—

Total Net Assets	$64,310,657	$14,453,267	$118,398,581	$9,947,480

Class A:
Net assets	$39,656,206	$10,856,521	$54,270,818	$39,970
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	2,091,268	225,021	1,455,381	1,000
Net asset value, redemption price and offering price per share	$18.96	$48.25	$37.29	$39.97

Institutional Class:
Net assets	$20,025,681	N/A	$59,972,470	$9,902,517
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	1,047,365	N/A	1,602,147	247,713
Net asset value, redemption price and offering price per share	$19.12	N/A	$37.43	$39.98

Class C:
Net assets	$4,628,770	$3,596,746	$4,155,293	$4,993
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	249,918	75,899	112,930	125
Net asset value, redemption price and offering price per share	$18.52	$47.39	$36.80	$39.94

Cost of Investments	$—	$11,445,715	$—	$—

The accompanying notes are an integral part of these financial statements.

18	DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2013

	Direxion Indexed Commodity Strategy Fund (Consolidated)	Direxion/Wilshire Dynamic Fund	Direxion Indexed Managed Futures Strategy Fund (Consolidated)	Direxion Long/Short Global Currency Fund[1]
Investment Income:
Dividend income	$—	$475,442	$—	$—
Interest income	35,327	4,694	42,151	166

Total investment income	35,327	480,136	42,151	166

Expenses:
Investment advisory fees	528,402	190,575	837,626	3,681
Operating services fees	99,464	40,656	220,428	155
Distribution expenses - Class A	93,466	52,286	117,211	9
Distribution expenses - Class C	40,908	44,954	27,914	4

Total expenses	762,240	328,471	1,203,179	3,849

Net investment income (loss)	(726,913)	151,665	(1,161,028)	(3,683)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	—	510,083	—	—
Forward currency exchange contracts	—	—	—	316
Futures	(4,076,732)	—	(2,643,830)	—
Swaps	—	1,306,320	—	—
Contributions by affiliates (Note 4)	—	—	—	120
Contributions by Administrator (Note 4)	—	30	—	—

	(4,076,732)	1,816,433	(2,643,830)	436

Change in net unrealized appreciation (depreciation) on:
Investments	—	(30,639)	—	—
Forward currency exchange contracts	—	—	—	(104,273)
Futures	367,034	—	544,874	—
Swaps	—	(406,181)	—	—

	367,034	(436,820)	544,874	(104,273)

Net realized and unrealized gain (loss) on investments	(3,709,698)	1,379,613	(2,098,956)	(103,837)

Net increase (decrease) in net assets resulting from operations	$(4,436,611)	$1,531,278	$(3,259,984)	$(107,520)

[1]	Represents the period from September 30, 2013 (commencement of operations) to October 31, 2013.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	19

Statements of Changes in Net Assets

	Direxion Indexed Commodity Strategy Fund (Consolidated)		Direxion/Wilshire Dynamic Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Increase (Decrease) in net assets from:
Operations:
Net investment income (loss)	$(726,913)	$(750,357)	$151,665	$(109,849)
Net realized gain (loss) on investments	(4,076,732)	(26,812,903)	1,816,433	1,346,942
Capital gain distributions from regulated investment companies	—	—	—	5,910
Change in net unrealized appreciation (depreciation) on investments	367,034	25,842,122	(436,820)	563,992

Net increase (decrease) in net assets resulting from operations	(4,436,611)	(1,721,138)	1,531,278	1,806,995

Distributions to shareholders:
Net investment income:
Class A Shares	—	—	(356,372)	(17,309)
Institutional Class Shares	—	—	—	—
Class C Shares	—	—	(28,332)	(3,965)
Net realized gains
Class A Shares	—	—	(435,668)	(422,753)
Institutional Class Shares	—	—	—	—
Class C Shares	—	—	(89,294)	(138,951)

Total distributions to shareholders	—	—	(909,666)	(582,978)

Capital share transactions:
Total increase (decrease) in net assets from net change in capital share transactions(a)	12,542,768	(34,428,764)	(19,541,371)	8,984,248

Total increase (decrease) in net assets	8,106,157	(36,149,902)	(18,919,759)	10,208,265

Net assets:
Beginning of year	56,204,500	92,354,402	33,373,026	23,164,761

End of year	$64,310,657	$56,204,500	$14,453,267	$33,373,026

Undistributed (Accumulated) net investment income (loss), end of year	$(1,107,309)	$(495,956)	$185,637	$351,005

(a)	Summary of capital share transactions is as follows:

	Direxion Indexed Commodity Strategy Fund (Consolidated)				Direxion/Wilshire Dynamic Fund
	Year Ended October 31, 2013		Year Ended October 31, 2012		Year Ended October 31, 2013		Year Ended October 31, 2012
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold
Class A Shares	1,460,193	$28,995,490	1,279,029	$26,590,777	73,244	$3,373,883	386,899	$17,015,475
Institutional Class Shares	936,060	18,919,636	802,832	16,822,621	—	—	—	—
Class C Shares	127,050	2,465,371	130,539	2,664,575	14,200	646,137	83,032	3,594,802
Shares issued in reinvestment of distributions
Class A Shares	—	—	—	—	14,705	662,915	9,905	419,782
Institutional Class Shares	—	—	—	—	—	—	—	—
Class C Shares	—	—	—	—	2,611	116,391	3,370	141,177
Shares redeemed
Class A Shares	(1,213,330)	(24,120,917)	(2,291,528)	(48,272,287)	(467,519)	(21,104,589)	(228,575)	(10,112,069)
Institutional Class Shares	(603,564)	(12,099,427)	(1,345,219)	(28,903,018)	—	—	—	—
Class C Shares	(82,885)	(1,617,385)	(159,815)	(3,331,432)	(71,280)	(3,236,108)	(47,557)	(2,074,919)

Net increase (decrease)	623,524	$12,542,768	(1,584,162)	$(34,428,764)	(434,039)	$(19,541,371)	207,074	$8,984,248

The accompanying notes are an integral part of these financial statements.

20	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Indexed Managed Futures Strategy Fund (Consolidated)		Direxion Long/Short Global Currency Fund
	Year Ended October 31, 2013	February 1, 2012[1] through October 31, 2012	September 30, 2013[1] through October 31, 2013
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(1,161,028)	$(285,853)	$(3,683)
Net realized gain (loss) on investments	(2,643,830)	(2,485,934)	436
Change in net unrealized appreciation (depreciation) on investments	544,874	(700,617)	(104,273)

Net decrease in net assets resulting from operations	(3,259,984)	(3,472,404)	(107,520)

Distributions to shareholders:
Total distributions to shareholders	—	—	—

Capital share transactions:
Total increase in net assets from net change in capital share transactions(a)	68,155,558	56,975,411	10,055,000

Total increase in net assets	64,895,574	53,503,007	9,947,480

Net assets:
Beginning of year/period	53,503,007	—	—

End of year/period	$118,398,581	$53,503,007	$9,947,480

Accumulated net investment loss, end of year/period	$(1,025,316)	$(290,063)	$(3,247)

(a)	Summary of capital share transactions is as follows:

	Direxion Indexed Managed Futures Strategy Fund (Consolidated)				Direxion Long/Short Global Currency Fund
	Year Ended October 31, 2013		February 1, 2012[1] through October 31, 2012		September 30, 2013[1] through October 31, 2013
	Shares	Value	Shares	Value	Shares	Value
Shares sold
Class A Shares	1,197,644	$46,190,131	1,122,954	$45,114,991	1,000	$40,000
Institutional Class Shares	1,920,962	73,872,859	1,007,190	40,658,024	247,713	10,010,000
Class C Shares	113,273	4,276,910	50,241	2,008,956	125	5,000
Shares redeemed
Class A Shares	(812,137)	(30,838,183)	(53,080)	(2,068,593)	—	—
Institutional Class Shares	(617,808)	(23,773,600)	(708,197)	(28,385,775)	—	—
Class C Shares	(41,704)	(1,572,559)	(8,880)	(352,192)	—	—

Net increase	1,760,230	$68,155,558	1,410,228	$56,975,411	248,838	$10,055,000

[1]	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	21

Financial Highlights

October 31, 2013

	Net Asset Value, Beginning of Year/Period	Net Investment Income (Loss)[1]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution		Total Distributions	Redemption Fees Paid to Fund		Net Asset Value, End of Year/Period	Total Return[3]		Net Assets, End of Year/Period (,000)	Total Expenses[4]	Net Expenses[4]	Net Investment Income (Loss) After Expense Reimbursement /Recoupment[4]		Portfolio Turnover Rate[5]
Direxion Indexed Commodity Strategy Fund (Consolidated)
Class A Shares
Year ended October 31, 2013	$20.32	$(0.24)	$(1.12)	$(1.36)	$—	$—	$—		$—	$—	[2]	$18.96	(6.69%	)	$39,656	1.26%	1.26%	(1.20%	)	0%
Year ended October 31, 2012	21.23	(0.28)	(0.64)	(0.92)	—	—	—		—	0.01		20.32	(4.29%	)	37,480	1.42%	1.42%	(1.33%	)	0%
Year ended October 31, 2011	25.43	(0.46)	(3.77)	(4.23)	—	—	—		—	0.03		21.23	(16.52%	)	60,639	1.74%	1.74%	(1.69%	)	0%
Year ended October 31, 2010	28.81	(0.43)	(2.19)	(2.62)	(0.77)	—	—	[2]	(0.77)	0.01		25.43	(9.24%	)	126,967	1.78%	1.78%	(1.66%	)	0%
May 1, 2009 to October 31, 2009	29.42	(0.25)	(0.37)	(0.62)	—	—	—		—	0.01		28.81	(2.07%	)	308,482	2.01%	1.93%	(1.68%	)	0%
June 10, 2008[6] to April 30, 2009	30.00	(0.34)	(0.21)	(0.55)	—	—	(0.08)		(0.08)	0.05		29.42	(1.73%	)	363,818	2.02%	2.00%	(1.22%	)	0%
Institutional Class Shares
Year ended October 31, 2013	20.44	(0.19)	(1.13)	(1.32)	—	—	—		—	—	[2]	19.12	(6.46%	)	20,026	1.01%	1.01%	(0.95%	)	0%
Year ended October 31, 2012	21.29	(0.21)	(0.64)	(0.85)	—	—	—		—	—	[2]	20.44	(3.99%	)	14,610	1.09%	1.09%	(1.00%	)	0%
Year ended October 31, 2011	25.46	(0.32)	(3.85)	(4.17)	—	—	—		—	—	[2]	21.29	(16.38%	)	26,772	1.24%	1.24%	(1.19%	)	0%
Year ended October 31, 2010	28.87	(0.30)	(2.24)	(2.54)	(0.87)	—	—		(0.87)	—	[2]	25.46	(8.98%	)	21,317	1.27%	1.27%	(1.16%	)	0%
May 1, 2009[6] to October 31, 2009	28.98	(0.18)	0.07	(0.11)	—	—	—		—	—	[2]	28.87	(0.38%	)	36,034	1.48%	1.44%	(1.21%	)	0%
Class C Shares
Year ended October 31, 2013	20.00	(0.38)	(1.10)	(1.48)	—	—	—		—	—		18.52	(7.40%	)	4,629	2.01%	2.01%	(1.95%	)	0%
Year ended October 31, 2012	21.03	(0.41)	(0.62)	(1.03)	—	—	—		—	—		20.00	(4.90%	)	4,115	2.08%	2.08%	(1.99%	)	0%
Year ended October 31, 2011	25.35	(0.57)	(3.75)	(4.32)	—	—	—		—	—	[2]	21.03	(17.04%	)	4,943	2.24%	2.24%	(2.20%	)	0%
March 4, 2010[6] to October 31, 2010	25.46	(0.33)	0.22	(0.11)	—	—	—		—	—		25.35	(0.43%	)	372	2.24%	2.24%	(2.10%	)	0%
Direxion/Wilshire Dynamic Fund
Class A Shares
Year ended October 31, 2013	45.55	0.33	3.70	4.03	(0.60)	(0.73)	—		(1.33)	—	[2]	48.25	9.07%	[7]	10,857	1.16%	1.16%	0.72%		272%
Year ended October 31, 2012	43.96	(0.10)	2.81	2.71	(0.05)	(1.08)	—		(1.13)	0.01		45.55	6.37%		27,541	1.21%	1.21%	(0.23%	)	40%
Year ended October 31, 2011	45.03	(0.13)	1.46	1.33	—	(2.46)	—		(2.46)	0.06		43.96	3.17%		19,184	1.41%	1.41%	(0.28%	)	151%
Year ended October 31, 2010	41.75	(0.14)	4.60	4.46	(0.10)	(1.09)	—		(1.19)	0.01		45.03	10.92%		15,531	1.55%	1.55%	(0.33%	)	107%
March 2, 2009[6] to October 31, 2009	30.00	0.09	11.65	11.74	—	—	—		—	0.01		41.75	39.17%		13,307	2.09%	1.55%	0.34%		105%
Class C Shares
Year ended October 31, 2013	44.74	0.01	3.60	3.61	(0.23)	(0.73)	—		(0.96)	—		47.39	8.22%	[7]	3,597	1.91%	1.91%	0.03%		272%
Year ended October 31, 2012	43.50	(0.40)	2.75	2.35	(0.03)	(1.08)	—		(1.11)	—		44.74	5.59%		5,832	1.94%	1.94%	(0.91%	)	40%
Year ended October 31, 2011	44.90	(0.42)	1.48	1.06	—	(2.46)	—		(2.46)	—		43.50	2.40%		3,981	2.05%	2.05%	(0.97%	)	151%
March 17, 2010[6] to October 31, 2010	43.37	(0.34)	1.87	1.53	—	—	—		—	—		44.90	3.53%		1,911	2.05%	2.05%	(1.26%	)	107%
Direxion Indexed Managed Futures Strategy Fund (Consolidated)
Class A Shares
Year ended October 31, 2013	37.94	(0.54)	(0.11)	(0.65)	—	—	—		—	—	[2]	37.29	(1.71%	)	54,271	1.45%	1.45%	(1.40%	)	0%
February 1, 2012[6] to October 31, 2012	40.00	(0.38)	(1.68)	(2.06)	—	—	—		—	—	[2]	37.94	(5.15%	)	40,588	1.45%	1.45%	(1.32%	)	0%
Institutional Class Shares
Year ended October 31, 2013	37.98	(0.44)	(0.12)	(0.56)	—	—	—		—	0.01		37.43	(1.45%	)	59,972	1.20%	1.20%	(1.15%	)	0%
February 1, 2012[6] to October 31, 2012	40.00	(0.32)	(1.70)	(2.02)	—	—	—		—	—	[2]	37.98	(5.05%	)	11,355	1.20%	1.20%	(1.08%	)	0%
Class C Shares
Year ended October 31, 2013	37.72	(0.81)	(0.11)	(0.92)	—	—	—		—	—		36.80	(2.44%	)	4,155	2.20%	2.20%	(2.15%	)	0%
February 1, 2012[6] to October 31, 2012	40.00	(0.60)	(1.68)	(2.28)	—	—	—		—	—		37.72	(5.70%	)	1,560	2.20%	2.20%	(2.07%	)	0%
Direxion Long/Short Global Currency Fund
Class A Shares
September 30, 2013[6] to October 31, 2013	40.00	(0.04)	0.01	(0.03)	—	—	—		—	—		39.97	(0.08%	)[8]	40	1.24%	1.24%	(1.19%	)	0%
Institutional Class Shares
September 30, 2013[6] to October 31, 2013	40.00	(0.03)	0.01	(0.02)	—	—	—		—	—		39.98	(0.05%	)[9]	9,903	0.99%	0.99%	(0.95%	)	0%
Class C Shares
September 30, 2013[6] to October 31, 2013	40.00	(0.07)	0.01	(0.06)	—	—	—		—	—		39.94	(0.15%	)[10]	5	1.99%	1.99%	(1.95%	)	0%

[1]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[2]	Amount is less than $0.005.
[3]

All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. Total return for a period of less than one year is not annualized. Class C returns do not include the contingent deferred sales charge.

[4]	For periods of less than one year, these ratios are annualized.
[5]

Portfolio turnover is not annualized and is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, forward contracts, futures contracts and repurchase agreements are deemed short-term securities.

[6]	Commencement of operations.
[7]	The Administrator made a contribution due to a trading error. The total return would not be affected had the contribution not been made.
[8]	The Advisor made a contribution due to a tracking error. The total return would have been 0.25% lower had the contribution not been made.
[9]	The Advisor made a contribution due to a tracking error. The total return would not be affected had the contribution not been made.
[10]	The Advisor made a contribution due to a tracking error. The total return would have been 0.23% lower had the contribution not been made.

The accompanying notes are an integral part of these financial statements.

22	DIREXION ANNUAL REPORT

Direxion Funds

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2013

1.	ORGANIZATION

Direxion Funds (the “Trust”) was organized as a Massachusetts Business Trust on June 6, 1997 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has 18 series of which 4 are included in this report: Direxion Indexed Commodity Strategy Fund, Direxion/Wilshire Dynamic Fund, Direxion Indexed Managed Futures Strategy Fund and Direxion Long/Short Global Currency Fund (each a “Fund” and collectively, the “Funds”). Each Fund is a non-diversified series of the Trust pursuant to the 1940 Act. The Direxion Indexed Commodity Strategy Fund, Direxion Indexed Managed Futures Strategy Fund and Direxion Long/Short Global Currency Fund offer Class A, Class C and Institutional Class Shares. The Direxion/Wilshire Dynamic Fund offers Class A and Class C shares. Class A shares are sold by the Funds directly without the services of a Financial Advisor. A sales load of 5.50% is imposed on purchases of Class A shares. Class C shares are offered primarily by authorized securities brokers and other financial intermediaries. Class C shares may be subject to a contingent deferred sales charge for one year. Institutional Class shares are sold by Financial Advisors that provide services to the Funds. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Direxion Indexed Commodity Strategy Fund is managed to track the performance of the Auspice Broad Commodity Index. The Auspice Broad Commodity Index is a long/flat commodities index. A long/flat approach allows the Fund to attempt to take advantage of higher commodity prices, and at the same time shift into a cash position of an individual commodity that shows a downward trend in price. The Fund invests in a combination of commodity-linked derivatives, other investment companies and fixed income securities directly and/or indirectly through its wholly-owned Subsidiary (“CTS Fund”) in order to track the returns of the Auspice Broad Commodity Index within the limitation of the federal tax requirements applicable to regulated investment companies. Prior to February 1, 2012, the Direxion Indexed Commodity Strategy Fund was called the Direxion Commodity Trends Strategy Fund and tracked the Alpha Financial Technologies Commodity Trends Indicator.

The objective of the Direxion/Wilshire Dynamic Fund is to seek capital appreciation by combining a strategic asset allocation with a “tactical overlay” to position the Fund defensively or aggressively, depending upon the outlook of Wilshire Associates Incorporated, the Fund’s Sub-Adviser (“Sub-Adviser”). Under normal circumstances, the Fund is managed by the Adviser pursuant to the Sub-Adviser’s traditional asset allocation model which allocates approximately 60% of the Fund’s total assets to equity securities and 40% to fixed income securities, with a tactical overlay to increase or decrease the Fund’s risk exposure based on the Sub-Adviser’s outlook for the market.

The Direxion Indexed Managed Futures Strategy Fund seeks investment results that track the performance of the Auspice Managed Futures Index. The Auspice Managed Futures Index aims to capture upward and downward trends in the commodity, currency and financial markets using a quantitative methodology to track prices of a diversified portfolio of traditional commodity, financial and currency futures contracts. The Fund primarily invests in a combination of (long and short) commodity, currency and financial futures, commodity-linked notes, swap contracts, other investment companies and fixed income securities directly and/or indirectly through its wholly-owned subsidiary (“MFS Fund”) in order to track the returns of the Auspice Managed Futures Index within the limitation of the federal tax requirements applicable to regulated investment companies.

The objective of the Direxion Long/Short Global Currency Fund is to seek capital appreciation by having at least 80% of the value of its net assets (plus the amount of any borrowing for investment purposes) exposed to a broad universe of 19 developed and emerging market global currencies through investments in Currency-Related Instruments, each valued relative to the U.S. Dollar. The Fund’s investments in eligible currencies will be positioned long or short, depending upon the Adviser’s outlook for each currency. The portfolio will be managed by incorporating a rules-based quantitative methodology. When determining whether to seek long or short exposure and weighting of each currency, the Adviser will take into account factors that include, but are not limited to, relative interest rate and volatility of each currency, short-term country stock index performance, the currency’s trade weighted effective exchange rates adjusted for inflation and the net open interest of futures contracts of an underlying currency.

DIREXION ANNUAL REPORT	23

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a) Investment Valuation – The Net Asset Value (“NAV”) of each Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”), each day the NYSE is open for business. The value of all portfolio securities and other assets held by a Fund will be determined as of the time a Fund calculates its NAV, 4:00 p.m. Eastern Time (“Valuation Time”). Equity securities and exchange traded funds (“ETFs”) are valued at their last sales price, or if not available, at the average of the last bid and ask prices. Investments in open-end mutual funds are valued at their respective quoted NAVs on the valuation date. Futures are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Forward currency exchange contracts are valued by using the bid prices calculated using an “interpolation” methodology. Interpolation is a pricing methodology that incorporates foreign-exchange prices obtained for standard forward-settlement periods, such as one month, three months, six months and one year and calculates a price based on the remaining maturity of the contract in relation to these periods. Options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, the composite pricing calculates the mean of the highest bid and lowest ask price across the exchanges where the option is traded. Over-the-counter securities are valued at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. Short-term debt securities with a remaining maturity of 60 days or less and money market securities are valued using the amortized cost method. Other debt securities are valued by using the mean prices provided by the Fund’s pricing service or, if such services are unavailable, by a pricing matrix method. Securities for which reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Fund’s pricing service provides valuation that in the judgment of Rafferty Asset Management, LLC (the “Adviser”) does not represent fair value, or the Fund or Adviser believes the market price is stale will be fair valued as determined by the Adviser under the supervision of the Board of Trustees. Additionally, the Adviser will monitor developments in the marketplace for significant events that may affect the value of those securities whose closing prices were established before the Valuation Time.

b) Repurchase Agreements – Each Fund may enter into repurchase agreements with institutions that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Fund receives, as collateral, cash and/or securities (primarily U.S. government securities) whose fair value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Fund in each repurchase agreement, including accrued interest. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Funds invested in repurchase agreements during the period ended October 31, 2013; however, they were not invested in repurchase agreements at October 31, 2013.

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). A Fund enters into master netting agreements with the counterparty. These agreements calculate the obligations of the parties on a “net basis”. Consequently, a Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. A Fund’s obligations are accrued daily and offset by any amounts owed to the Fund. However, a Fund does not offset the fair value amounts of the swap contract and the related collateral on the Statement of Assets and Liabilities arising from swap contracts executed with the same counterparty under such master netting agreements. The Direxion/Wilshire Dynamic Fund was invested in an equity swap contract at October 31, 2013.

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular

24	DIREXION ANNUAL REPORT

referenced securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such referenced securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized appreciation or depreciation on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps.”

Each Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

A Fund collateralizes swap agreements with cash and certain securities as indicated on the Schedule of Investments of each Fund. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by a Fund. A Fund does not net collateral on the Statements of Assets and Liabilities. In the event of a default by the counterparty, a Fund will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to a Fund are collateralized daily directly to a Fund while amounts expected to be owed to the counterparty are collateralized daily in a segregated account at the Custodian.

In the event of the counterparty’s default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, a Fund has agreements with certain counterparties with which it enters into swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds.

d) Short Positions – Each Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short position. Subsequent fluctuations in the market prices of short securities may require purchasing the securities at prices which may differ from the market value reflected on the Statements of Assets and Liabilities. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to segregate assets consisting of cash, cash equivalents or liquid securities equal to the market value of the securities sold short. This collateral is required to be adjusted daily. The Funds did not invest in short positions during the period ended October 31, 2013.

e) Futures Contracts and Options on Futures Contracts – Each Fund may purchase and sell futures contracts and options on futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains

DIREXION ANNUAL REPORT	25

as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Direxion Indexed Commodity Strategy Fund and the Direxion Indexed Managed Futures Strategy Fund were invested in futures contracts during the period ended October 31, 2013.

f) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of options during the period ended October 31, 2013.

g) Forward Currency Exchange Contracts – A forward currency exchange contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The valuation of a foreign currency exchange contract is represented by the difference between the forward exchange rate at the date of the entry into the contract and the forward exchange rate at the reporting date on the Statements of Assets and Liabilities. The Direxion Long/Short Global Currency Fund was invested in forward currency exchange contracts during the period ended October 31, 2013.

h) Risks of Investing in Forward Currency Exchange Contracts – Currency exchange rate risk and currency investment risk highlight the risks of investing in forward currency exchange contracts. Changes in foreign currency exchange rates affect the value of a Fund’s investments in securities denominated in a country’s currency and a Fund’s share price. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets. Additionally, a Fund may invest in a limited number of currencies. As a result, an increase or decrease in the value of any of these currencies would have a greater impact on a Fund’s NAV and total return than if a Fund held a more diversified number of currencies. With currency investment risk, the performance of a Fund in part is linked to the daily performance of the spot price of the exchange rates of foreign currencies. The relationship in price between a foreign currency with the U.S. Dollar may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply of and demand for each currency, political, economic, legal, financial, accounting and tax matters and other events that a fund cannot control. In addition, the demand for a foreign currency might not be sufficient to accommodate a sudden change in the supply of the foreign currency to the market. Consequently, the price of the foreign currency could decline, which would adversely affect an investment in a Fund if it held that currency.

i) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds’ returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy’s dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities, and delays and disruptions in securities settlement procedures.

j) Basis for Consolidation – The Direxion Indexed Commodity Strategy Fund may invest up to 25% of its total assets in the CTS Fund. The CTS Fund, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the

26	DIREXION ANNUAL REPORT

Direxion Indexed Commodity Strategy Fund. The CTS Fund acts as an investment vehicle in order to enter into certain investments for the Direxion Indexed Commodity Strategy Fund consistent with the Direxion Indexed Commodity Strategy Fund’s investment objectives and policies specified in its prospectus and statement of additional information. As of October 31, 2013, net assets of the Direxion Indexed Commodity Strategy Fund were $64,310,657, of which $1,835,770, or approximately 2.85%, represented the Direxion Indexed Commodity Strategy Fund’s ownership of all issued shares and voting rights of the CTS Fund. All intercompany balances, revenues and expenses have been eliminated in consolidation.

The Direxion Indexed Managed Futures Strategy Fund may invest up to 25% of its total assets in the MFS Fund. The MFS Fund, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Direxion Indexed Managed Futures Strategy Fund. The MFS Fund acts as an investment vehicle in order to enter into certain investments for the Direxion Indexed Managed Futures Strategy Fund consistent with the Direxion Indexed Managed Futures Strategy Fund’s investment objectives and policies specified in its prospectus and statement of additional information. As of October 31, 2013, net assets of the Direxion Indexed Managed Futures Strategy Fund were $118,398,581, of which $8,089,576, or approximately 6.83%, represented the Direxion Indexed Managed Futures Strategy Fund’s ownership of all issued shares and voting rights of the MFS Fund. All intercompany balances, revenues and expenses have been eliminated in consolidation.

k) Risks of Investing Commodity-Linked Derivatives – Both the Direxion Indexed Commodity Strategy Fund and the Direxion Indexed Managed Futures Strategy Fund, through their investment in their subsidiaries, hold commodity-linked derivatives. Commodity-linked derivatives provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in the commodities markets without investing directly in physical commodities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, precious metals, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

l) Investment Transactions – Investment transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

m) Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes and excise taxes. No provision for federal income taxes has been made.

n) Income and Expenses – Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded as soon as the information becomes available to the Fund. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis. Expenses are charged to the Funds daily. Expenses are computed based on each Fund’s respective daily net assets. For an additional discussion on expenses, refer to Note 4. Income and expenses are allocated to each class of shares based upon relative net assets.

o) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

DIREXION ANNUAL REPORT	27

The tax character of distributions during the period ended October 31, 2013 and the year ended October 31, 2012, were as follows:

	Direxion Indexed Commodity Strategy Fund (Consolidated)		Direxion/Wilshire Dynamic Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Distributions paid from:
Ordinary Income	$—	$—	$909,666	$498,128
Long-Term Capital Gains	—	—	—	84,850

Total Distributions paid	$—	$—	$909,666	$582,978

	Direxion Indexed Managed Futures Strategy Fund (Consolidated)[1]		Direxion Long/Short Global Currency Fund[2]
	Year Ended October 31, 2013	Period of February 1, 2012 to October 31, 2012	Period of September 30, 2013 to October 31, 2013
Distributions paid from:
Ordinary Income	$—	$—	$—
Long-Term Capital Gains	—	—	—

Total Distributions paid	$—	$—	$—

[1]	Commenced operations on February 1, 2012.
[2]	Commenced operations on September 30, 2013.

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2013. To the extent necessary to fully distribute such capital gains, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

As of October 31, 2013, the components of distributable earnings of the Funds on a tax basis were as follows:

	Direxion Indexed Commodity Strategy Fund (Consolidated)	Direxion/Wilshire Dynamic Fund	Direxion Indexed Managed Futures Strategy Fund (Consolidated)	Direxion Long/Short Global Currency Fund
Tax cost of investments	$—	$11,589,756	$—	$—
Gross unrealized appreciation	—	1,416,520	—	—
Gross unrealized depreciation	—	(205,169)	—	—

Net unrealized appreciation/(depreciation)	$—	$1,211,351	$—	$—

Undistributed ordinary income	—	697,983	—	—
Undistributed long-term capital gain	—	—	—	—

Total distributable earnings	—	697,983	—	—

Other accumulated gain/(loss)	(2,031,230)	132,513	(2,569,161)	(107,520)

Total accumulated gain/(loss)	$(2,031,230)	$2,041,847	$(2,569,161)	$(107,520)

The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales. Other accumulated gain/(loss) is generally comprised of capital loss carryforwards, qualified late year loss deferrals and/or unrealized gain/(loss) on derivative positions.

28	DIREXION ANNUAL REPORT

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for net investment income (loss) and net realized gain and losses under GAAP and tax reporting:

	Net Investment Income (Loss)	Net Realized Gain (Loss)	Capital Stock
Direxion Indexed Commodity Strategy Fund (Consolidated)	$115,560	$4,076,732	$(4,192,292)
Direxion/Wilshire Dynamic Fund	67,671	(1,225,598)	1,157,927
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	425,775	1,636,117	(2,061,892)
Direxion Long/Short Global Currency Fund	436	(436)	—

Net investment income (loss) and net realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income (loss) and net realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. The permanent differences primarily relate to realized ordinary and capital losses of the Subsidiaries, net operating losses, swap contract adjustments and dividend on redemption adjustments with differing book and tax methods.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2013.

At October 31, 2013, the following Funds deferred, on a tax basis, qualified late year losses of:

Late Year Ordinary Losses
Direxion Indexed Commodity Strategy Fund (Consolidated)	$(1,107,309)
Direxion/Wilshire Dynamic Fund	—
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	(1,025,316)
Direxion Long/Short Global Currency Fund	(110,107)

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term.

At October 31, 2013, the following Funds had capital loss carryforwards on a tax basis of:

	ST	LT	Total
Direxion Indexed Commodity Strategy Fund (Consolidated)	$—	$—	$—
Direxion/Wilshire Dynamic Fund	—	—	—
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	(632,312)	(948,467)	(1,580,779)	No Expiration
Direxion Long/Short Global Currency Fund	—	—	—

To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Fund’s financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of October 31, 2013, open Federal and state income tax years include the tax years ended October 31, 2010 through October 31, 2013. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

DIREXION ANNUAL REPORT	29

p) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Funds’ maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

q) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	INVESTMENT TRANSACTIONS

During the period ended October 31, 2013, the aggregate purchases and sales of investments (excluding short-term investments, swaps, forwards and futures contracts) were:

	Purchases	Sales
Direxion Indexed Commodity Strategy Fund (Consolidated)	$—	$—
Direxion/Wilshire Dynamic Fund	46,858,563	46,937,103
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	—	—
Direxion Long/Short Global Currency Fund	—	—

The Funds had no purchases or sales of long-term U.S. Government securities for the period ended October 31, 2013.

4.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Fees: The Funds have entered into an investment advisory agreement with the Adviser. The Adviser receives a fee of 0.85% for the Direxion Indexed Commodity Strategy Fund, 0.75% for the Direxion/Wilshire Dynamic Fund, 0.95% for the Direxion Indexed Managed Futures Strategy Fund, and 0.95% for the Direxion Long/Short Global Currency Fund, respectively, computed daily and payable monthly, as applied to each Fund’s average daily net assets. In addition, the Adviser has entered into a sub-advisory agreement with Wilshire Associates Incorporated for the Direxion/Wilshire Dynamic Fund whereby the Sub-Adviser will direct the investment activities of the Direxion/Wilshire Dynamic Fund. The Adviser pays out of the management fees it receives from this Fund a fee for these sub-advisory services.

Operating Services Agreement: The Funds have entered into an Operating Services Agreement (the “Agreement”) with the Adviser. Under the Agreement, the Adviser will be responsible for all expenses of the Trust except the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commission and other extraordinary expenses outside the typical day-to-day operations of the Funds. In consideration for the services rendered pursuant to the Agreement, the Funds will pay to the Adviser a monthly fee, as compensation for the services provided by the Adviser under the Agreement, a monthly fee of 0.16% for the Direxion Indexed Commodity Strategy Fund , 0.16% for the Direxion/Wilshire Dynamic Fund, 0.25% for the Direxion Indexed Managed Futures Strategy Fund and 0.04% for Direxion Long/Short Global Currency Fund, calculated on an annualized basis on the average daily net assets of each Fund.

Distribution Expenses: Shares of the Funds are subject to an annual 12b-1 fee of up to 1.00% of a Fund’s average daily net assets. The Class A shares of the Funds currently pay a 12b-1 fee of 0.25% of the Funds’ Class A average daily net assets. The Class C shares of the Funds currently pay a 12b-1 fee of 1.00% of the Funds’ Class C average daily net assets. The Institutional Class shares of the Funds do not pay a 12b-1 fee.

Rafferty Capital Markets, LLC (the “Distributor”) serves as principal underwriter of the Funds and acts as the Funds’ distributor in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Adviser.

During the period ended October 31, 2013, the Administrator contributed $30 to the Direxion/Wilshire Dynamic Fund due to an accounting error. This contribution is reflected on the Statement of Operations as Contributions by Administrator and the effect of this contribution is presented on the Financial Highlights. Also during the period ended October 31, 2013, the Adviser contributed $120 to the Direxion Long/Short Global Currency Fund to more closely track the performance of its benchmark. The contribution is reflected on the Statement of Operations as Contributions from Affiliates and the effect of the contribution is presented on the Financial Highlights.

30	DIREXION ANNUAL REPORT

5.	VALUATION MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing investments are not an indication of the credit risk associated with investing in those financial instruments.

The follow is a summary of the inputs used to value the Fund’s investments as of October 31, 2013:

	Direxion Indexed Commodity Strategy Fund (Consolidated)
	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$(923,921)	$—	$—	$(923,921)

	Direxion/Wilshire Dynamic Fund
	Level 1	Level 2	Level 3	Total
Investment Companies — Equity	$7,603,973	$—	$—	$7,603,973
Investment Companies — Fixed Income	$5,197,134	$—	$—	$5,197,134
Other Financial Instruments*	$ —	$133,369	$—	$133,369

	Direxion Indexed Managed Futures Strategy Fund (Consolidated)
	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$(155,743)	$—	$—	$(155,743)

	Direxion Long/Short Global Currency Fund
	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$—	$(104,273)	$—	$(104,273)

For further detail on each asset class, see Schedule of Investments.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, swap, and forward currency exchange contracts. Futures contracts, swap contracts and forward currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no significant transfers between Level 1 and Level 2 securities during the period ended October 31, 2013. There were no Level 3 securities held by the Funds during the period ended October 31, 2013. It is the Funds’ policy to recognize transfers into Level 3 at the value as of the beginning of the period, if applicable.

6.	ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced

DIREXION ANNUAL REPORT	31

disclosures that enables investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of October 31, 2013, the Funds were invested in swap contracts, futures contracts, and forward currency exchange contracts.

At October 31, 2013, the fair value of derivatives instruments, by primary risk, were as follows:

Asset derivatives[1]
		Commodity risk	Credit Risk	Currency Risk	Equity risk	Interest Rate Risk	Total
Direxion/Wilshire Dynamic Fund	Swap contracts	$—	$—	$—	$133,369	$—	$133,369
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	Futures contracts*	2,058,936	—	394,570	—	657	2,454,163
Direxion Long/Short Global Currency Fund	Forward currency exchange contracts	—	—	88,985	—	—	88,985

Liability derivatives[2]
		Commodity risk	Credit Risk	Currency Risk	Equity risk	Interest Rate Risk	Total
Direxion Indexed Commodity Strategy Fund (Consolidated)	Futures contracts*	$923,921	$—	$—	$—	$—	$923,921
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	Futures contracts*	2,022,003	—	151,726	—	436,177	2,609,906
Direxion Long/Short Global Currency Fund	Forward currency exchange contracts	—	—	193,258	—	—	193,258

[1]	Statement of Assets and Liabilities location: Unrealized appreciation on swaps, variation margin receivable, receivable for forward currency exchange contracts.
[2]	Statement of Assets and Liabilities location: Variation margin payable, payable for forward currency exchange contracts.
*	Cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the period ended October 31, 2013, by primary risk, were as follows:

		Commodity risk	Credit Risk	Currency Risk	Equity risk	Interest Rate Risk	Total
Direxion Indexed Commodity Strategy Fund (Consolidated)	Net Realized gain (loss)[1]
	Futures contracts	$(4,076,732)	$—	$—	$—	$—	$(4,076,732)
	Change in net unrealized appreciation (depreciation)[2]
	Futures contracts	367,034	—	—	—	—	367,034
Direxion/Wilshire Dynamic Fund	Net Realized gain (loss)[1]
	Swap contracts	—	1,147,859	—	158,461	—	1,306,320
	Change in net unrealized appreciation (depreciation)[2]
	Swap contracts	—	(246,419)	—	(159,762)	—	(406,181)

32	DIREXION ANNUAL REPORT

		Commodity risk	Credit Risk	Currency Risk	Equity risk	Interest Rate Risk	Total
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	Net Realized gain (loss)[1]
	Futures contracts	$(1,636,118)	$—	$(338,816)	$—	$(668,896)	$(2,643,830)
	Change in net unrealized appreciation (depreciation)[2]
	Futures contracts	572,520	—	456,859	—	(484,505)	544,874
Direxion Long/Short Global Currency Fund	Net Realized gain (loss)[1]
	Forward currency exchange contracts	—	—	316	—	—	316
	Change in net unrealized appreciation (depreciation)[2]
	Forward currency exchange contracts	—	—	(104,273)	—	—	(104,273)

[1]	Statement of Operations location: Net realized gain (loss) on futures, swaps, and forward currency exchange contracts.
[2]	Statement of Operations location: Change in net unrealized appreciation (depreciation) on futures, swaps, and forward currency exchange contracts.

For the period ended October 31, 2013, the average volume of the derivatives held by the Funds were as follows:

	Quarterly Average Gross Notional Amount
	Long Equity Swaps Contracts	Long Futures Contracts	Short Futures Contracts	Long Forward Currency Contracts	Short Forward Currency Contracts
Direxion Indexed Commodity Strategy Fund (Consolidated)	$—	$34,641,686	$—	$—	$—
Direxion/Wilshire Dynamic Fund	5,774,087	—	—	—	—
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	—	72,928,616	88,594,464	—	—
Direxion Long/Short Global Currency Fund[1]	—	—	—	19,896,255	20,000,527

[1]	Commenced operations September 30, 2013.

The Direxion Indexed Commodity Strategy Fund utilizes this volume of derivatives in order to track the performance of the Auspice Broad Commodity Index through investments in futures contracts. The Direxion/Wilshire Dynamic Fund uses its investments in derivatives to tactically tilt the strategic allocation of its investment strategy. The Direxion Indexed Managed Futures Strategy Fund uses futures contracts in order to meet its investment objective of seeking results that track the performance of the Auspice Managed Futures Index. The Direxion Long/Short Global Currency Fund uses forward currency exchange contracts in order to meet its objective of tracking the Morgan Stanley Multi FX Enhanced V10 USD Index.

7.	NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which improved disclosures intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, these disclosures facilitate comparison between those statements on the basis of International Financial Reporting Standards. These disclosures require entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. These disclosures are effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating its implications and impact on the Funds’ financial statements.

DIREXION ANNUAL REPORT	33

8.	SUBSEQUENT EVENTS

The Funds have adopted authoritative standards of accounting for and disclosure of events that occur after the Statement of Assets and Liabilities date but before financial statements are issued or are available to be issued. These standards require the Funds to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

On December 1, 2013, the Direxion/Wilshire Dynamic Fund declared a $0.97240 per share income distribution to its Class A shares and a $0.62082 per share income distribution to its Class C shares with a record date of December 16, 2013 and an ex-date and payable date of December 17, 2013. Additionally, the Direxion/Wilshire Dynamic Fund declared a $1.80106 per share short-term capital gain distribution to both the Fund’s Class A and Class C shares with a record date of December 16, 2013 and an ex-date and payable date of December 17, 2013.

The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements and have determined there is no impact to the Funds’ financial statements.

34	DIREXION ANNUAL REPORT

Direxion Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Direxion Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Direxion Indexed Commodity Strategy Fund (Consolidated), Direxion/Wilshire Dynamic Fund, Direxion Indexed Managed Futures Strategy Fund (Consolidated), and Direxion Long/Short Global Currency Fund (four of the series of the Direxion Funds (the “Funds”)) as of October 31, 2013, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Direxion Funds at October 31, 2013, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 20, 2013

DIREXION ANNUAL REPORT	35

Additional Information

For the period ended October 31, 2013, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified income was 10.28% for the Direxion/Wilshire Dynamic Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended October 31, 2013 was 29.11% for the Direxion/Wilshire Dynamic Fund.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

36	DIREXION ANNUAL REPORT

Direxion Funds

TRUSTEES AND OFFICERS

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The SAI includes additional information about the Funds’ Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Lawrence C. Rafferty(1) Age: 70	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	19	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Gerald E. Shanley III Age: 70	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	144	None.
John Weisser Age: 72	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	144	Eclipse Funds, Inc. (1 Fund); Director, The MainStay Funds Trust (28 Funds), The MainStay Funds (12 Funds), MainStay VP Fund Series (28 Funds); Mainstay Defined Term Municipal Opportunities Fund (1 Fund); Private Advisers Alternative Strategy Fund (1 Fund).

(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and owns a beneficial interest in Rafferty.

(2)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 18 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 52 of the 125 funds currently registered with the SEC.

DIREXION ANNUAL REPORT	37

Direxion Funds

TRUSTEES AND OFFICERS

Principal	Officers of the Trust

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas, 35th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 45	Chief Executive Officer	One Year; Since 2006	Managing Director of Rafferty, 1999-present.	125	N/A

Eric W. Falkeis Age: 40	President	One Year; Since 2013	President, Rafferty Asset Management, LLC, since March 2013; formerly, Senior Vice President, U.S. Bancorp Fund Services, LLC (“USBFS”), September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	N/A	Trustee, Professionally Managed Portfolios (35 Funds)

Patrick J. Rudnick Age: 40	Principal Financial Officer and Treasurer	One Year; Since 2010	Chief Financial Officer Rafferty Asset Management, LLC, since March 2013; formerly Vice President, USBFS, since 2006; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A

Angela Brickl Age: 37	Chief Compliance Officer Secretary	One Year; Since 2012 One Year; Since 2011	Vice President, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May – Aug 2009; Summer Associate at Foley & Lardner, LLP May – August 2008; Vice President USBFS November 2003 – August 2007.	N/A	N/A

(1)	Mr. O’Neill serves as Chairman of the Board of Trustees of the Direxion Shares ETF Trust.

(2)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 18 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 52 of the 125 funds currently registered with the SEC.

38	DIREXION ANNUAL REPORT

Investment Advisory and Subadvisory Agreements Approvals (Unaudited)

Provided below is a summary of certain of the factors the Board considered at its August 14, 2013 Board meeting in renewing, as applicable: (1) the Advisory Agreement between Rafferty Asset Management (“Rafferty”) and the Direxion Funds (the “Trust”), on behalf of the Direxion Indexed Commodity Trends Strategy Fund, Direxion Indexed Managed Futures Strategy Fund and Direxion/Wilshire Dynamic Fund , each a series of the Trust; and (2) the Subadvisory Agreement between Rafferty and Wilshire Associates Incorporated (“Wilshire”) on behalf of the Direxion/Wilshire Dynamic Fund. Each series of the Trust is referred to herein as a “Fund” and collectively as the “Funds.” The Fund managed by Wilshire is also referred to as the “Subadvised Fund.”

The Board did not identify any particular information that was most relevant to its consideration to approve each Fund’s Advisory Agreement or Subadvisory Agreement (each an “Agreement” and collectively, the “Agreements”) and each Trustee may have afforded different weight to the various factors. In addition, the Board noted that the Trustees have considered various reports and information provided throughout the year at their regular Board meetings and otherwise, and that the Independent Board members had met separately on August 7, 2013 to consider these specific contract renewals. Although the Agreements were considered at the same Board meeting, the Board considered each Fund’s individual investment advisory relationship, and in determining whether to approve the continuance of each Agreement, the Board considered the best interests of each Fund separately.

In each instance, the Board considered, among others, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of the Fund; (3) the profitability of the advisory business to Rafferty, and for the Subadvised Fund, the profitability of the advisory business to the subadviser; (4) the extent to which economies of scale have been taken into account in setting fee schedules; (5) whether fee levels reflect these economies of scale, if any, for the benefit of Fund shareholders; (6) comparisons of services and fees with contracts entered into by Rafferty and, for the Subadvised Fund, the subadviser, with other clients (such as pension funds and other institutional investors), if any; and (7) other benefits derived or anticipated to be derived and identified by Rafferty from its relationship with the Funds.

Nature, Extent and Quality of Services Provided. The Board reviewed the nature, extent and quality of the services provided or to be provided under the Agreements by Rafferty. The Board noted that Rafferty has provided services to the Trust since its inception and has developed an expertise in managing the Funds, particularly those using a leveraged strategy. The Board also noted that Rafferty trades efficiently with low commission schedules, which helps improve performance results. The Board considered Rafferty’s representation that it has the financial resources and appropriate staffing to manage the Funds and meet its expense reimbursement obligations, if any. They noted that reports from both the Chief Compliance Officer and an independent compliance firm have been provided to the Board at its regularly scheduled quarterly Board meetings, and the Board expects to continue receiving such reports. The Board considered that Rafferty oversees all aspects of the operation of the Funds, including oversight of the Funds’ service providers and subadviser.

Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services provided by Rafferty to the Funds under the Agreements and for the Subadvised Fund, the subadviser under the applicable Subadvisory Agreement, were fair and reasonable.

Performance of the Funds. The Board considered relative performance information for each Fund. The Board utilized performance reports provided to the Board in anticipation of the meeting, as well as performance reports provided at regular Board meetings throughout the year, for the Funds and Subadvised Fund. In addition, the Board evaluated the performance of each Fund relative to: (1) its benchmark index for the year-to-date, one-year, three-year, five-year, ten-year and since inception periods ended June 30, 2013, as applicable; and (2) the average performance of the relevant Morningstar peer fund universe for the monthly, annual and since inception periods ended June 30, 2013.

With respect to the Direxion Indexed Commodity Trends Strategy Fund (the “Commodity Fund”), the Board considered management’s description of the performance of the Morningstar category of various commodity funds. The Board also considered that, as of June 30, 2013, the Commodity Fund outperformed the average of its relevant Morningstar peer funds for the year-to-date, one-year and five-year periods, but underperformed for the three-year period. The Board noted that the Commodity Fund’s investment objective is to track an index and it approved a change in the Commodity Fund’s index and investment strategy that went into effect on February 1, 2012.

DIREXION ANNUAL REPORT	39

With respect to the Direxion Indexed Managed Futures Strategy Fund (the “Managed Futures Fund”), the Board considered management’s description of the performance of the Morningstar category of various managed futures funds. The Board also considered that the Managed Futures Fund outperformed the average of its relevant Morningstar peer funds for the year-to-date and one-year periods ended June 30, 2013.

Subadvised Fund - Wilshire Fund:

With respect to the Direxion/Wilshire Dynamic Fund, the Board considered management’s description of the performance of the Morningstar category of world allocation funds. The Board also considered that as of June 30, 2013, the Fund outperformed the average of its relevant Morningstar peer funds for the year-to-date and one-year periods, but underperformed for the three-year period.

Costs of Services Provided to the Funds and Profits Realized. With respect to the overall fairness of the Agreements, the Board considered the investment advisory fees paid to Rafferty given the services provided and the costs of such services, as compared to a peer group of broadly comparable funds. With respect to the Funds, the Board also considered advisory fees charged by, and total expense ratios of, comparable fund groups. The Board also considered the total expense ratios to those of other funds in a Fund’s Morningstar category.

The Board considered that Rafferty contractually agreed to limit the total expenses for the most recent and upcoming fiscal years for each Fund utilizing an Operating Services Fee. Under the Operating Services Fee Agreement, Rafferty contractually agreed to pay certain expenses of each Fund.

The Board also considered the overall profitability of Rafferty’s investment business and its representation that it does not allocate internal costs and assess profitability with respect to its services to individual Funds. The Board noted that Rafferty had indicated that it is difficult to provide comparisons of the profitability of other investment management firms because comparative information is not, in most cases, publicly available. The Board also considered Rafferty’s explanation that the profitability of investment management firms may also be impacted by many factors, including the nature of a Fund’s shareholder base, the types of funds managed, a firm’s business mix and the fact that the operating profits and net income of publicly traded firms are generally reported net of distribution and marketing expenses.

With respect to the Subadvised Fund, the Board considered the subadviser’s profits or losses for its services. The Board noted that Wilshire provides subadvisory services to different clients at different fee rates, depending on the types of services that Wilshire provides to a subadvisory client.

Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services provided and the profits realized under the Agreements were fair and reasonable.

Economies of Scale. The Board also considered Rafferty’s representation that it believes that asset levels at this time are not sufficient to achieve economies of scale and do not warrant the addition of breakpoints. Rafferty noted that it was continuing to work on its sales and marketing efforts to raise additional assets. Based on these and other considerations, including the aforementioned fee rate reductions, the Board determined that, in the exercise of its business judgment, any further reduction in fee rates or addition of breakpoints were not necessary at this time.

Other Benefits. The Board considered any indirect or “fall-out” benefits that Rafferty or its affiliates may derive from their relationship to the Funds. Such benefits may include Rafferty’s ability to leverage its investment management personnel or infrastructure to manage other accounts. The Board noted that Rafferty only has one non-mutual fund account. The Board also considered that Rafferty’s overall business with brokerage firms helps to lower commission rates and provide better execution for Fund portfolio transactions. In addition, the Board considered that Wilshire benefits from increased recognition in the marketplace due to the co-branded Direxion/Wilshire Dynamic Fund. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the benefits were fair and reasonable.

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreements for the Funds were fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously voted in favor of the continuance of the Agreements.

40	DIREXION ANNUAL REPORT

New Fund Investment Advisory Agreement Approval

At its February 7, 2013 Board meeting, the Board approved the Advisory Agreement (“February Agreement”) between Rafferty Asset Management, LLC (“Rafferty”) and the Direxion Funds (the “Trust”), on behalf of the Direxion Indexed Global Currency Fund, a series of the Trust (“Fund”). The Board approved the February Agreement based in part upon Rafferty’s representation that there would be an index licensing fee paid by the Fund for the right to track its underlying index.

At the May 13, 2013 Board meeting, the Trustees approved Rafferty’s recommended changes to the Fund’s name and investment objective, and as a result, the Fund will no longer pay an index licensing fee. Instead, Rafferty will more actively manage the Fund and Rafferty will pay the licensing fee. As another result of these changes, the Board approved a new Advisory Agreement at the May 13, 2013 Board meeting between Rafferty and the Trust, on behalf of the Fund, reflecting adjustments to the Fund’s investment advisory fee.

At the June 18, 2013 Board Meeting, the Trustees approved Rafferty’s recommended changes to lower the Fund’s Operating Services Fee from 0.15% to 0.04%for each share class of the Fund so that the Fund’s total expense ratio would be 0.99% before Rule 12b-1 fees. As result of these changes, the Board approved a new Advisory Agreement at the June 18, 2013 Board meeting between Rafferty and the Trust, on behalf of the Fund, reflecting adjustments to the Fund’s Operating Services Fee. Provided below is a summary of certain factors that the Board considered in approving the Advisory Agreement.

The Board did not identify any particular information that was most relevant to its approval of the Advisory Agreement and each Trustee may have afforded different weight to the various factors discussed below. The Board noted that the Fund had not yet commenced operations. Thus, the Board primarily considered the services to be provided by Rafferty, the fee rates to be paid to Rafferty and the Fund’s estimated expenses.

Nature, Extent and Quality of Services Provided. The Board considered the nature, extent and quality of the services to be provided under the Advisory Agreement by Rafferty. The Board noted that Rafferty has provided services to the Trust since its inception and has developed an expertise in managing funds with investment strategies similar to the Fund. The Board noted that Rafferty trades efficiently with low commission rates, which helps improve performance results. The Board considered Rafferty’s representation that it has the financial resources and appropriate staffing to manage the Fund and to meet its expense reimbursement obligations. The Board also considered Rafferty’s recent appointment of a new Chief Compliance Officer and utilization the services of an independent compliance consulting firm that will support Rafferty’s Chief Compliance Officer. They noted that reports from both the Chief Compliance Officer and the independent compliance firm are provided to the Board at its regularly scheduled quarterly Board meetings. The Board considered Rafferty’s marketing and distribution efforts, including offering additional investment options to shareholders through the creation of new series, such as the Fund, and promoting them through existing and new broker and platform relationships. The Board considered that Rafferty will oversee all aspects of the operation of the Fund, including oversight of the Fund’s service providers.

Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services to be provided by Rafferty to the Fund under the Advisory Agreement were fair and reasonable.

Costs of Services Provided to the Fund and Profits Realized. The Board considered the fees to be paid to Rafferty on an annual basis, including contractual fee waivers. The Board also considered advisory fee rates charged by, and total expense ratios of, comparable funds. Management advised the Board that the Fund’s advisory fee rate is at the median advisory fee rate of comparable funds, and the total estimated expense ratio (prior to any waivers) for the Fund is above the median expense ratio of comparable funds. However, Rafferty indicated that many comparable funds that were used for comparison purposes have higher asset levels than the estimated initial assets of the Fund, which accounts in part for their lower total expense ratios. The Board also considered that Rafferty agreed to limit the total expenses for the 2014 fiscal year for the Fund via contractual fee waivers and/or expense limitations. The Board considered the overall profitability of Rafferty’s investment business and its representation that it does not allocate internal costs and assess profitability with respect to its services to individual funds. Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services to be provided and the profits to be realized under the Advisory Agreement were fair and reasonable.

DIREXION ANNUAL REPORT	41

Other Benefits. The Board also considered that Rafferty’s overall business with brokerage firms can help to lower commission rates and provide better execution for Fund portfolio transactions.

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board determined that the Advisory Agreement for the Fund was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously approved the Advisory Agreement.

42	DIREXION ANNUAL REPORT

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•	Account applications or other forms on which you provide information,

•	Mail, e-mail, the telephone and our website, and

•	Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders’ nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the annual report.

ANNUAL REPORT OCTOBER 31, 2013

1301 Avenue of the Americas (6th Ave.), 35th Floor              New York, New York 10019              (800) 851-0511               www.direxionfunds.com

Investment Adviser

Rafferty Asset Management, LLC

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, NY 10019

Administrator, Transfer Agent, Dividend Paying Agent & Shareholding Servicing Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 1993

Milwaukee, WI 53201-1993

Custodian

U.S. Bank, N.A.

1555 RiverCenter Dr., Suite 302

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Distributor

Rafferty Capital Markets, LLC

1010 Franklin Avenue, 3rd Floor

Garden City, NY 11530

The Fund’s Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

The Fund files complete schedules of portfolio holdings with the SEC on Form N-Q. The Form N-Q is available without change, upon request, by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Gerald E. Shanley III is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including assessment of ASC 740 for the Funds and additional tax research. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant. The table presents aggregate fees billed to the registrant and reflected in the financial statements of the report to shareholders.

	FYE 10/31/2013	FYE 10/31/2012
Audit Fees	$89,200	$66,900
Audit-Related Fees	—	—
Tax Fees	$21,600	26,250
All Other Fees	—	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2013	FYE 10/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2013	FYE 10/31/2012
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Direxion Funds

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, PEO, President

Date	12/30/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, PEO, President

Date	12/30/2013

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Financial Officer

Date	12/30/2013